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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

ING Separate Portfolios Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: April 1, 2007 to September 30, 2007

Funds

Semi-Annual Report

September 30, 2007

Fixed-Income Funds

■	ING SPorts Core Fixed Income Fund

■	ING SPorts Core Plus Fixed Income Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

It is impossible to discuss the current market climate without acknowledging the recent turmoil brought on by problems in the sub-prime mortgage market. Clearly the excesses in this sector of the market and other segments of collateralized debt have created challenges throughout credit markets worldwide.

Amidst the volatility, we at ING Funds remind our shareholders that the creditworthiness and quality of our funds’ holdings is the ultimate priority to us — whether those holdings are part of our money market funds, fixed income funds or equity funds. No one can say for sure how the recent turbulence will impact investment portfolios over the long-term. Market volatility is part of investing and we believe the best way to manage it is to build a well-balanced, fully-diversified portfolio, which aligns with your goals and risk tolerance.

ING Funds remains committed to developing and offering a diverse array of mutual funds designed to meet the goals of most investors. We urge you to work with your investment professional to make sure you are invested appropriately. Together, you can select the funds that will help you achieve your financial goals. We thank you for choosing ING Funds and look forward to continuing to serve you.

Sincerely,

Shaun P. Mathews

President

ING Funds

October 19, 2007

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  SIX MONTHS ENDED SEPTEMBER 30, 2007

As our new fiscal year started, economic news had been dominated for months by the deteriorating housing market. In addition to the worries about rising inventories of unsold homes, declining prices, a negative wealth effect on demand and reduced construction activity there had been alarm in the sub-prime mortgage loan sector, where lax lending standards were sending foreclosure rates and default provisions soaring, and some lenders into bankruptcy. Furthermore, the huge volumes of securities backed by such loans were declining in value, if they could find a bid at all. Much of this exposure was held by hedge funds and structured investment vehicles, which financed their purchases with investors’ money and by issuing lower yielding short term commercial paper, a variant of the “carry trade”. If investors of either type lost confidence, the stricken securities would need to be sold at fire sale prices, unless a line of credit had been guaranteed by another financial institution, which would then effectively assume the risk. In June, investment bank Bear Stearns rescued two of its hedge funds in distress over holdings in mortgage bonds.

Yet even into July 2007, few observers believed that sub-prime mortgage problems might lead to recession, as other economic factors appeared robust.

But from mid-July, a series of shocks sent investors scurrying for cover. Federal Open Market Committee (“FOMC”) Chairman Bernanke himself had to acknowledge on July 18, 2007, the day that another set of woeful housing statistics was released, that the sub-prime mortgage situation had “significantly deteriorated.” Within weeks, a large mortgage lender, Countrywide, was reporting that the sub-prime default crisis had spread to other classes of mortgage loans and the securities derived from them. Worse, by month end American Home Mortgage, a lender not of sub-prime mortgages, but the supposedly safer “Alt-A” and adjustable rate loans, revealed that its creditors had initiated margin calls and that bankruptcy was a possibility. A week later it was fact.

Confirmation that the global asset backed commercial paper market was close to atrophy came on August 9, 2007, from an unlikely source when French bank BNP Paribas announced similar problems with its own U.S. mortgage-backed structured investment vehicles. Banks were by now reluctant to lend to each other because no-one could be sure where the exposure to tainted securities ultimately lay. Central banks responded by pouring billions into the inter-bank system. On August 17, 2007, the Federal Reserve Board cut the discount rate, the rate at which it will lend to banks, by

50 basis points (0.50%), with the accompanying statement silent on inflation risks. This and some of Chairman Bernanke’s other comments signaled a possible cut in the federal funds rate at the FOMC meeting scheduled for September 18, 2007, prompting some to wonder whether he was responding to economic deterioration or the now slumping stock markets.

The matter became academic on September 7, 2007, when a shockingly weak employment report showed the first decline in non-farm payrolls in four years. The federal funds rate reduction duly arrived on September 18, 2007, by an unexpectedly soothing 50 basis points (0.50%), along with another cut in the discount rate by the same amount. Markets in risk assets breathed a collective sigh of relief, although asset-backed commercial paper did not seem that much easier to sell than it did a few weeks earlier.

For the six-month period ended September 30, 2007, U.S. fixed income markets saw a pronounced steepening of the Treasury yield curve. The scene had been set near the end of March when the FOMC removed its tightening bias while still citing inflation as the predominant concern. The yield on the ten-year Treasury Note rose into the summer and reached a five-year high in June 2007, while the yield on the three-month Treasury Bill stayed fairly flat. But as confidence unraveled in late July 2007, Treasuries were preferred to other asset classes and, after a brief lag, short Treasuries to longer dated ones, so yields fell across the board, shorter more than longer. For the six-month period ended September 30, 2007, the yield on the ten-year Treasury Note fell 7 basis points (0.07%) to 4.58%, while the yield on the three-month Bill fell 119 basis points (1.19%) to 3.70%. During this time, the broad Lehman Brothers® Aggregate Bond Index(1) (“LBAB Index”) of investment grade bonds returned 2.31%. Not surprisingly given the risk aversion that took hold, the Lehman Brothers® High Yield Bond Index(2), consisting of corporate high yield bonds, returned just 0.56% for the six-month period ended September 30, 2007: in other words, income barely covered capital losses.

In currencies, the perception that European interest rates would rise relative to those in the U.S., along with the actual U.S. rate cut in September 2007, sent the euro to new highs against the dollar and the pound to its best level in over 25 years. The yen was initially dragged down by the “carry trade”, in which speculators borrow in yen at low interest and buy higher yielding securities in other currencies. But, these

MARKET PERSPECTIVE:  SIX MONTHS ENDED SEPTEMBER 30, 2007

were unwound in the flight from risk. For the six-month period ended September 30, 2007, the dollar fell 5.9% against the euro, 3.4% against the pound and 2.2% on the yen.

U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price Index(3) (“S&P 500® Index”) gained 8.4% in the six-month period ended September 30, 2007, almost all of it before May 2007, as corporate earnings stood up well. A near 10% fall between mid-July and mid-August was mostly reclaimed by September 30, 2007.

International markets did not fare as well based on Morgan Stanley Capital International (“MSCI”) local currency indices, as central banks did not reduce local interest rates. During the period, the MSCI Japan® Index(4) lost 1.5% as deflation re-established itself and gross domestic product (“GDP”) contracted. For the six-month period ended September 30, 2007, the MSCI Europe ex UK® Index(5) and the MSCI UK® Index(6) markets rose 4.3% and 7.8%, respectively, as pre-crisis investors were encouraged by improved GDP growth and widespread, large-scale merger and acquisition activity.

(1)  The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(2)  The Lehman Brothers® High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(3)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5)  The MSCI Europe ex UK® Index is a free float rising adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING SPORTS CORE FIXED INCOME FUND	PORTFOLIO MANAGERS’ REPORT

ING SPorts Core Fixed Income Fund (the “Fund”) seeks to maximize total return. Total return is a combination of income and capital appreciation. The Fund is managed by James B. Kauffmann and Richard Kilbride, Portfolio Managers of ING Investment Management Co. — the Adviser.

Performance: For the period from inception on June 8, 2007 to September 30, 2007, the Fund provided a total return of 4.25% compared to the Merrill Lynch 1-10 Year Corporate Bond(1) Index (“ML 1-10 Index”) with returned 1.85%, for the period from June 1, 2007 to September 30, 2007.

Portfolio Specifics: The outperformance during this period was almost entirely attributed to an underweight in credit exposure at a time when investment grade credit spreads widened dramatically. Many aspects of the credit markets became dysfunctional during the quarter, including money markets, the mortgage markets and the leveraged finance markets. The investment grade market’s yield spreads widened, caused by the same repricing of risk.

The Fund was managed largely in U.S. Treasury and U.S. agency securities through the first half of the quarter, before we began to add selected exposure to investment grade corporate names, some in August and more in September. The Fund purchased these credits at significantly cheaper levels than we could have bought them in June or July. By September, credit spreads started to narrow, improving the value of recent purchases yet making us pause to review valuations before adding more exposure.

Current Strategy and Outlook: Going forward, we believe the repricing of risk in general makes for better entry points for purchases of “spread products,” that is, instruments such as corporate bonds which are priced at a spread to U.S. Treasuries. Before the Fund would establish a fully invested exposure to credit risk, however, we would require clear signals that the economy will not enter a recession.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

(1)	The ML 1-10 Index is a market capitalization-weighted index including U.S. government and fixed coupon domestic investment grade corporate bonds with at least $100 million per amount outstanding.

Top Ten Holdings

as of September 30, 2007

(as a percent of net assets)

Federal National Mortgage Corporation, 5.125%, due 04/15/11	17.4%
Federal National Mortgage Corporation, 3.250%, due 02/15/09	16.7%
U.S. Treasury Note, 4.750%, due 05/31/12	16.1%
U.S. Treasury Bond, 4.500%, due 05/15/17	13.8%
U.S. Treasury Note, 4.500%, due 05/15/10	12.4%
U.S. Treasury Note, 4.875%, due 05/31/09	3.2%
GMAC Mortgage Corp. Loan Trust, 6.249%, due 12/25/37	1.7%
General Electric Capital Corp., 5.430%, due 01/20/10	1.4%
McDonnell Douglas Corp., 9.750%, due 04/01/12	1.3%
Deere & Co., 6.950%, due 04/25/14	1.2%

Portfolio holdings are subject to change daily.

ING SPORTS CORE PLUS FIXED INCOME FUND	PORTFOLIO MANAGERS’ REPORT

ING SPorts Core Plus Fixed Income Fund (the “Fund”) seeks to maximize total return. The Fund is managed by James B. Kauffmann, Portfolio Manager of ING Investment Management Co. — the Adviser.

Performance: For the period from inception on June 8, 2007 to September 30, 2007, the Fund provided a total return of 3.84% compared to the Lehman Brothers Aggregate Bond Index(1) (“LBAB Index”) and the Merrill Lynch 1-10 Year Corporate Bond Index(2) (“ML 1-10”) which returned 2.54% and 1.85%, respectively, for the period from June 1, 2007 to September 30, 2007.

Portfolio Specifics: Our duration and yield curve strategy contributed positively to performance during the reporting period. Our duration was mainly longer than the benchmark. Our duration and yield curve posture was in response to our expectations of higher inflation and likely Federal Reserve Board (the “Fed”) easing. Our current neutral duration stance — implemented before the Fed rate cut — was the result of what we perceived as overbought conditions.

The corporate sector underperformed during the reporting period, which validated our overall defensive posture in credit. This position benefited performance for the period. Yet, floating rate notes (“FRN”) and bonds issued by financial entities suffered the most as forced liquidations and concerns about risk contagion from mortgage lenders to banks promoted spread widening. Thus, our allocation to financials and FRN acted as a drag. Bonds purchased right after the volatility spike in early September — mainly issued by industrial companies — outperformed in September.

Current Outlook and Strategy: For most of the summer fear overcame greed, and now in our opinion, the autumn has witnessed a rebound from oversold conditions. Risk-based markets regained some of their lost ground at quarter-end; however, the impact of the residential real estate morass and the aftershocks of the destruction of capital allocated to bad loans, bad mortgages, and bad financial engineering may be starting to show up in the real economy.

The Fund is now positioned for a yield curve steepening (that is, greater yield differences between shorter-term and longer-term maturities) as we expect the domestic economy will deteriorate further. Although market consensus suggests that the Fed will stop easing around 4.50%, we worry that the central bank may be compelled to go further. Accordingly, we maintain underweightings in financials, construction and other industries afflicted by the residential real estate market. We believe the outlook for the U.S. dollar remains negative.

Unease in the credit marketplace persists and we are comfortable with our current credit shorts or underweights. If the macro economy slows as we expect, the recent optimism around credit and new deals will abate. Collateralized debt obligations, collateralized loan obligations, structured investment vehicles and other levered entities were enablers of easy credit, allowing excessive availability of debt at low cost to sometimes feckless borrowers. Now that these vehicles are either liquidated or in our opinion withering away, an entire base of buyers has been eliminated and this development has long-term implications.

The MBS team has maintained a small allocation to the sector. However, the entrance of just a few forced sellers looking for bids on similar securities, we believe, could trump fundamentals should market turmoil re-emerge. Liquidity has improved albeit with wide bid-asked spreads.

There is very low liquidity and a large amount of potential new supply in the collateralized MBS pipeline; we may see some potential investment opportunities here in the future. We continue to look for opportunities focused on seasoned paper as we prefer it over new issuance. We are beginning to see partial spread retraction and are buying some paper in a slightly more balanced market.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

(1)	The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
(2)	The ML 1-10 Index is a market capitalization-weighted index including U.S. government and fixed coupon domestic investment grade corporate bonds with at least $100 million per amount outstanding.

Investment Type Allocation

as of September 30, 2007

(as a percent of net assets)

U.S. Treasury Obligations	46.2%
U.S. Government Agency Obligations	33.3%
Collateralized Mortgage Obligations	19.2%
Corporate Bonds/Notes	4.8%
Asset-Backed Securities	1.8%
Preferred Stock	0.2%
Other Bonds	0.1%
Purchased Options	0.1%
Other Assets and Liabilities — Net	(5.7)%

Net Assets	100.0%

Portfolio holdings are subject to change daily.

Top Ten Holdings

as of September 30, 2007

(as a percent of net assets)

U.S. Treasury Note, 4.125%, due 08/31/12	25.3%
U.S. Treasury Note, 4.000%, due 08/31/09	9.7%
Federal Home Loan Mortgage Corporation, 6.500%, due 10/01/37	9.2%
Federal Home Loan Mortgage Corporation, 6.000%, due 11/01/33	8.5%
Federal National Mortgage Corporation, 5.500%, due 10/15/18	7.5%
U.S. Treasury Bond, 4.750%, due 02/15/37	5.7%
Federal National Mortgage Corporation, 5.500%, due 11/13/33	3.6%
JPMorgan Mortgage Trust, 5.405%, due 11/25/35	2.4%
Washington Mutual Mortgage Pass-Through Certificates, 5.973%, due 06/25/46	2.1%
GMAC Mortgage Corp. Loan Trust, 5.460%, due 11/19/35	2.1%

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including exchange fees; and (2) ongoing costs, including management fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2007 to September 30, 2007. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING SPorts Core Fixed Income Fund	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2007
Actual Fund Return(a)	$1,000.00	$1,042.50	0.00%	$—
Hypothetical (5% return before expenses)*	$1,000.00	$1,025.00	0.00%	$—

ING SPorts Core Plus Fixed Income Fund
Actual Fund Return(a)	$1,000.00	$1,038.40	0.00%	$—
Hypothetical (5% return before expenses)*	$1,000.00	$1,025.00	0.00%	$—

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.
(a)	Commencement of operations was June 8, 2007. Expenses paid reflect the 115-day period ended September 30, 2007.

STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2007 (UNAUDITED)

	ING SPorts Core Fixed Income Fund	ING SPorts Core Plus Fixed Income Fund
ASSETS:
Investments in securities at value*	$4,359,275	$11,048,725
Cash	179,573	2,325,271
Cash collateral for futures	—	4,981
Foreign currencies at value**	—	2,443
Receivables:
Investment securities sold	—	1,466,816
Dividends and interest	63,493	44,773
Variation margin	—	2,447
Prepaid expenses	48,005	48,005
Reimbursement due from manager	21,995	21,995

Total assets	4,672,341	14,965,456

LIABILITIES:
Payable for investment securities purchased	170,876	4,403,509
Payable for futures variation margin	—	1,088
Unrealized depreciation on forward currency contracts	—	1,758
Income distribution payable	17,520	32,617
Payable to affiliates	59,789	14,994
Payable for trustee fees	130	310
Other accrued expenses and liabilities	10,080	54,452
Options written***	—	4,988

Total liabilities	258,395	4,513,716

NET ASSETS	$4,413,946	$10,451,740

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$4,302,718	$10,202,316
Distributions in excess of net investment income	—	(4,208)
Accumulated net realized gain on investments, foreign currency related transactions, futures and written options	13,417	196,723
Net unrealized appreciation on investments, foreign currency related transactions, futures and written options	97,811	56,909

NET ASSETS	$4,413,946	$10,451,740

* Cost of investments in securities	$4,261,464	$10,992,809
** Cost of foreign currencies	$—	$2,388
*** Premiums received for options written	$—	$2,765

Net assets	$4,413,946	$10,451,740
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	429,790	1,020,091
Net asset value and redemption price per share	$10.27	$10.25

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS (UNAUDITED)

	ING SPorts Core Fixed Income Fund	ING SPorts Core Plus Fixed Income Fund
	June 8, 2007(1) to September 30, 2007	June 8, 2007(1) to September 30, 2007
INVESTMENT INCOME:
Interest	$64,706	$129,789

Total investment income	64,706	129,789

EXPENSES:
Transfer agent fees	521	1,243
Shareholder reporting expense	522	1,242
Registration fees	261	621
Professional fees	522	1,242
Custody and accounting expense	521	1,243
Trustee fees	130	311
Offering expense	21,995	21,995
Miscellaneous expense	130	311

Total expenses	24,602	28,208
Net reimbursed fees	(24,602)	(28,208)

Net investment income	64,706	129,789

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES AND WRITTEN OPTIONS:
Net realized gain on:
Investments	13,417	164,002
Foreign currency related transactions	—	4,209
Futures and written options	—	28,512

Net realized gain on investments, foreign currency related transactions, futures and written options	13,417	196,723

Net change in unrealized appreciation or depreciation on:
Investments	97,811	55,916
Foreign currency related transactions	—	(1,703)
Futures and written options	—	2,696

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures and written options	97,811	56,909

Net realized and unrealized gain on investments, foreign currency related transactions, futures and written options	111,228	253,632

Increase in net assets resulting from operations	$175,934	$383,421

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING SPorts Core Fixed Income Fund	ING SPorts Core Plus Fixed Income Fund
	June 8, 2007(1) to September 30, 2007	June 8, 2007(1) to September 30, 2007
FROM OPERATIONS:
Net investment income	$64,706	$129,789
Net realized gain on investments, foreign currency related transactions, futures and written options	13,417	196,723
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures and written options	97,811	56,909

Net increase in net assets resulting from operations	175,934	383,421

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(64,706)	(133,997)

Total distributions	(64,706)	(133,997)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,202,718	10,202,316
Cost of shares redeemed	(1,000,000)	—

Net increase in net assets resulting from capital share transactions	4,202,718	10,202,316

Net increase in net assets	4,313,946	10,451,740

NET ASSETS:
Beginning of period	100,000	—

End of period	$4,413,946	$10,451,740

Distributions in excess of net investment income	$—	$(4,208)

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

ING SPORTS CORE FIXED INCOME FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period.

June 8, 2007(1) to September 30, 2007
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	$0.15
Net realized and unrealized gain on investments	$0.27
Total from investment operations	$0.42
Less distributions from:
Net investment income	$0.15
Total distributions	$0.15
Net asset value, end of period	$10.27
Total Return(2)%	4.25
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,414
Ratios to average net assets:
Gross expenses prior to expense reimbursement(4)%	1.87
Net expenses after expense reimbursement(3)(4)%	0.00
Net investment income after expense reimbursement(3)(4)%	4.92
Portfolio turnover rate %	18

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3)	ING Investment Management Co. has contractually agreed to reimburse all operating expenses of the Funds indefinitely, except certain extraordinary expenses.
(4)	Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

ING SPORTS CORE PLUS FIXED INCOME FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period.

June 8, 2007(1) to September 30, 2007
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	$0.13
Net realized and unrealized gain on investments, foreign currency related transactions, futures and written options	$0.25
Total from investment operations	$0.38
Less distributions from:
Net investment income	$0.13
Total distributions	$0.13
Net asset value, end of period	$10.25
Total Return(2)%	3.84
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$10,452
Ratios to average net assets:
Gross expenses prior to expense reimbursement(4)%	0.90
Net expenses after expense reimbursement(3)(4)%	0.00
Net investment income after expense reimbursement(3)(4)%	4.14
Portfolio turnover rate %	305
(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3)	ING Investment Management Co. has contractually agreed to reimburse all operating expenses of the Funds indefinitely, except certain extraordinary expenses.
(4)	Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2007 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. ING Separate Portfolios (SPorts) Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on March 2, 2007 and was established under a Trust Instrument dated March 2, 2007. It consists of two separately managed series: ING SPorts Core Fixed Income Fund (“SPorts Core Fixed Income”) and ING SPorts Core Plus Fixed Income Fund (“SPorts Core Plus Fixed Income”) (each, a “Fund” and collectively, the “Funds”).

Shareholders generally bear the common expenses of a Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets. However, the Funds do not charge any fees or expenses. ING Investment Management Co. (“ING IM” or the “Investment Adviser”) does not charge any fees to the Funds under its investment management agreement. The Investment Adviser is absorbing all expenses of operating the Funds, except certain extraordinary expenses. However, the Funds are an integral part of separately managed account programs (“wrap programs”) sponsored by investment advisers and broker-dealers that may or may not be affiliated with the Investment Adviser. If you are participant in a wrap program, you pay a “wrap fee” to the sponsor of the program for the cost and expenses of the program.

Shares of each Fund are purchased at net asset value without a sales charge or other fee and may be purchased only at the direction of the Program Sponsor for a wrap account.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the- counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in

U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by marketmakers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.

Foreign Currency Transactions and Futures Contracts. The Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.	Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. The Funds declare dividends daily and pay dividends monthly. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.	Federal Income Taxes. It is the policy of the Funds to comply with Subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Organization Expenses and Offering Costs. Costs incurred with the organization of each Fund are expensed as incurred. Costs incurred with the offering of shares of the Funds are deferred and amortized over a twelve-month period on a straight-line basis starting at the commencement of operations.

I.	Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it may incur disposition costs in liquidating the collateral.

J.

Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.	Illiquid and Restricted Securities. The Funds may not invest more than 15% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L.	Delayed-Delivery or When-Issued Transactions. The Funds may purchase or sell securities on a when-issued or a delayed delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

M.	Mortgage Dollar Roll Transactions. Each Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued or to be issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage

Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

N.	Options Contracts. The Funds may purchase put and call options and may write (sell) put options and covered call options. Option contracts are valued daily. The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

O.

Swap Contracts. The Funds may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2007 (UNAUDITED) (CONTINUED)

rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended September 30, 2007, the cost of purchases and proceeds from the sales of securities excluding short-term securities, were as follows:

	Purchases	Sales
SPorts Core Fixed Income	$945,110	$100,527
SPorts Core Plus Fixed Income	2,897,657	179,272

U.S. Government Securities not included above were as follows:

	Purchases	Sales
SPorts Core Fixed Income	$4,033,529	$644,371
SPorts Core Plus Fixed Income	40,029,416	32,020,932

NOTE 4 — TRANSACTIONS IN WRITTEN OPTIONS

Written option activity for SPorts Core Plus Fixed Income for the period ended September 30, 2007 was as follows:

	Number of Contracts	Premium
Balance at Inception	—	$—
Options Written	14	2,765

Balance at 9/30/2007	14	$2,765

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING IM, a Connecticut corporation, serves as the investment adviser to the Funds. The Investment Adviser serves pursuant to an investment management agreement (“Management Agreement”) between the Investment Adviser and the Trust, on behalf of the Funds. There are no advisory or other fees payable to the Investment Adviser under the Management Agreement.

ING Funds Services, LLC (“IFS”), acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. The administrator does not receive any fees for its administrative services.

ING Funds Distributor, LLC (the “Distributor” or “IFD”) is the principal underwriter of the Funds. The Distributor, IFS and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial service organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At September 30, 2007, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities:

Accrued Reimbursement
SPorts Core Fixed Income	$59,789
SPorts Core Plus Fixed Income	14,994

At September 30, 2007, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ING Life Insurance and Annuity Company	—	SPorts Core Fixed Income (95.33%); SPorts Core Plus Fixed Income (98.03%).

The Trust has adopted a Retirement Policy (“Policy”) covering all independent trustees of the Funds who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy.

NOTE 7 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”), between ING IM and the Trust, on behalf of each Fund, ING IM has agreed to absorb and/or reimburse certain fees and expenses. Under the Expense Limitation Agreement, to the extent not inconsistent with U.S. tax requirements, ING IM will absorb and reimburse all ordinary operating expenses of the Funds, which include the Funds’ share of any fees and expenses of any underlying funds whose shares are held by the Funds from time to time but which exclude portfolio transaction costs, interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Fund’s business, and expenses of any counsel or other persons or services retained by the Trustees who are not “interested persons” (as defined in the 1940 Act) of ING IM.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING IM or the registrant provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term or upon termination of the Management Agreement.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

June 8, 2007(1) to September 30, 2007
SPorts Core Fixed Income (Number of Shares)
Shares sold	520,091
Shares redeemed	(100,301)

Net increase in shares outstanding	419,790

SPorts Core Fixed Income ($)
Shares sold	$5,202,718
Shares redeemed	(1,000,000)

Net increase	$4,202,718

June 8, 2007(1) to September 30, 2007
SPorts Core Plus Fixed Income (Number of Shares)
Shares sold	1,020,090

Net increase in shares outstanding	1,020,090

SPorts Core Plus Fixed Income ($)
Shares sold	$10,202,316

Net increase	$10,202,316

(1)	Commencement of operations.

NOTE 9 — CREDIT RISK AND DEFAULTED SECURITIES

Although SPorts Core Plus Fixed Income has a diversified portfolio, it may invest in lower rated and comparable quality unrated high yield securities. Investments in high-yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High-yield debt securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The prices of high-yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At September 30, 2007, the Fund did not hold any defaulted securities.

For financial reporting purposes, it is the Fund’s accounting practice to discontinue the accrual of income and to provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period.

NOTE 10 — CONCENTRATION OF INVESTMENT RISKS

Foreign Securities (Both Funds) There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Emerging Markets Investments (SPorts Core Plus Fixed Income). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; overdependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions in the current period will not be determined until after the Funds’ tax year-end of March 31, 2008.

NOTE 12 — SECURITIES LENDING

Under an agreement with Bank of New York Mellon Corporation (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At September 30, 2007, the Funds did not have any securities on loan.

NOTE 13 — SUBSEQUENT EVENTS

Dividends. Subsequent to September 30, 2007, the Funds declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
SPorts Core Fixed Income	$0.0444	November 1, 2007	Daily
SPorts Core Plus Fixed Income	$0.0347	November 1, 2007	Daily

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For March year-end funds, the September 28, 2007 NAV and this semi-annual report are required to reflect the effects of FIN 48. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Fund has analyzed the tax positions of the Fund. Upon adoption of FIN 48, we identified no uncertain tax positions that have not met the more likely-than-not standard.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS

(continued)

information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of September 30, 2007, management of the Fund is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 15 — INFORMATION REGARDING TRADING OF ING’s U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING IM, the adviser to the ING Funds, has reported to the Boards of Directors/ Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING IM and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING IM has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING IM reported that management of U.S. affiliates of ING Groep N.V., including ING IM (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING IM has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING IM further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING IM has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING IM reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING IM advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING IM reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•

ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING IM reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 15 — INFORMATION REGARDING TRADING OF ING’s U.S. MUTUAL FUNDS (continued)

conflicts of interest; potential anti- competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING IM were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation concerning their administration of the New Hampshire state employees deferred compensation plan.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

ING SPORTS CORE FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2007 (UNAUDITED)

Principal Amount			Value
CORPORATE BONDS/NOTES: 17.5%
Aerospace/Defense: 1.3%
$50,000		McDonnell Douglas Corp., 9.750%, due 04/01/12	$58,850

			58,850

Chemicals: 1.1%
50,000	C	EI Du Pont de Nemours & Co., 4.875%, due 04/30/14	48,150

			48,150

Diversified Financial Services: 8.3%
50,000		Bear Stearns Cos., Inc., 5.350%, due 02/01/12	49,059
50,000		Caterpillar Financial Services Corp., 5.850%, due 09/01/17	50,549
50,000		Citigroup, Inc., 5.250%, due 02/27/12	50,038
60,000		General Electric Capital Corp., 5.430%, due 01/20/10	59,740
50,000		Goldman Sachs Group, Inc., 6.600%, due 01/15/12	52,445
50,000		JPMorgan Chase & Co., 5.750%, due 01/02/13	50,762
50,000		Merrill Lynch & Co., Inc., 6.050%, due 08/15/12	51,320

			363,913

Electric: 1.1%
50,000	C	Consolidated Edison Co. of New York, Inc., 5.500%, due 09/15/16	49,291

			49,291

Machinery - Diversified: 1.2%
50,000		Deere & Co., 6.950%, due 04/25/14	54,282

			54,282

Oil & Gas: 2.2%
50,000	C	Anadarko Petroleum Corp., 5.950%, due 09/15/16	49,605
50,000	C	ConocoPhillips, 4.750%, due 10/15/12	48,976

			98,581

Retail: 1.1%
50,000		Wal-Mart Stores, Inc., 4.550%, due 05/01/13	48,246

			48,246

Telecommunications: 1.2%
50,000	C	AT&T, Inc., 5.300%, due 11/15/10	50,478

			50,478

		Total Corporate Bonds/Notes (Cost $770,262)	771,791

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 34.1%
Federal National Mortgage Corporation: 34.1%
$750,000	3.250%, due 02/15/09	$738,073
750,000	5.125%, due 04/15/11	766,516

	Total U.S. Government Agency Obligations (Cost $1,474,488)	1,504,589

U.S. TREASURY OBLIGATIONS: 45.5%
U.S. Treasury Bonds: 13.8%
613,000	4.500%, due 05/15/17	609,744

		609,744

U.S. Treasury Notes: 31.7%
540,000	4.500%, due 05/15/10	546,961
693,000	4.750%, due 05/31/12	708,972
140,000	4.875%, due 05/31/09	142,100

		1,398,033

	Total U.S. Treasury Obligations (Cost $1,941,718)	2,007,777

ASSET-BACKED SECURITIES: 1.7%
Home Equity Asset-Backed Securities: 1.7%
75,000	C	GMAC Mortgage Corp. Loan Trust, 6.249%, due 12/25/37		75,118

		Total Asset-Backed Securities (Cost $74,996)		75,118

		Total Investments in Securities (Cost $4,261,464)*	98.8%	$4,359,275
		Other Assets and Liabilities - Net	1.2	54,671

		Net Assets	100.0%	$4,413,946

C	Bond may be called prior to maturity date.
*	Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$99,525
Gross Unrealized Depreciation	(1,714)

Net Unrealized Appreciation	$97,811

See Accompanying Notes to Financial Statements

ING SPORTS CORE PLUS FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2007 (UNAUDITED)

Principal Amount			Value
CORPORATE BONDS/NOTES: 4.8%
Banks: 2.6%
$ 5,000	C	BAC Capital Trust XIV, 5.630%, due 12/31/49	$4,761
10,000	@@, C	Barclays Bank PLC, 5.563%, due 12/31/49	8,713
30,000	@@, C	Den Norske Bank ASA, 5.813%, due 11/29/49	24,151
10,000	@@, C	Hongkong & Shanghai Banking Corp., Ltd., 5.500%, due 07/29/49	7,850
70,000	@@, C	HSBC Bank PLC, 5.538%, due 06/29/49	55,767
50,000	@@, C	Lloyds TSB Bank PLC, 5.688%, due 06/29/49	42,257
10,000	@@, C	Lloyds TSB Bank PLC, 5.750%, due 11/29/49	8,685
60,000	@@, C	Royal Bank of Scotland Group PLC, 5.563%, due 12/29/49	51,236
60,000	@@, C	Standard Chartered PLC, 5.588%, due 12/29/49	44,925
20,000	@@, C	Standard Chartered PLC, 5.625%, due 11/29/49	15,300
4,000	C	SunTrust Preferred Capital I, 5.853%, due 12/31/49	3,929

			267,574

Diversified: 0.1%
10,000		Liberty Property LP, 6.625%, due 10/01/17	9,999

			9,999

Diversified Financial Services: 0.9%
25,000	C	Goldman Sachs Group, Inc., 5.793%, due 12/31/49	23,680
4,000	C	Lehman Brothers Capital Trust VII, 5.857%, due 11/29/49	3,815
54,974	#, C	Piper Jaffray Equipment Trust Securities, 6.000%, due 09/10/11	52,363
21,000	C	Residential Capital, LLC, 7.500%, due 04/17/13	16,976

			96,834

Electric: 0.1%
12,000	C	Nevada Power Co., 6.750%, due 07/01/37	12,123

			12,123

Gas: 0.5%
56,000	C	Southern Union Co., 7.200%, due 11/01/66	56,535

			56,535

Media: 0.1%
11,000	C	Dex Media West, LLC, 9.875%, due 08/15/13	11,756

			11,756

Principal Amount			Value
Oil & Gas: 0.1%
$ 7,000	C	Marathon Oil Corp., 6.600%, due 10/01/37	$7,227

			7,227

Retail: 0.4%
6,000		Wal-Mart Stores, Inc., 5.250%, due 09/01/35	5,280
30,000		Wal-Mart Stores, Inc., 6.500%, due 08/15/37	31,236

			36,516

		Total Corporate Bonds/Notes (Cost $495,960)	498,564

U.S. GOVERNMENT AGENCY OBLIGATIONS: 33.3%
Federal Home Loan Mortgage Corporation: 19.5%
71,000	Z	5.068%, due 03/15/31	21,170
85,000	C	5.250%, due 03/15/12	85,515
884,000	W	6.000%, due 11/01/33	884,415
85,185	C, S	6.103%, due 05/15/33	84,551
943,000	W	6.500%, due 10/01/37	959,945

			2,035,596

Federal National Mortgage Corporation: 13.8%
173,584	S	5.000%, due 03/01/37	163,358
117,455	S	5.000%, due 08/01/37	110,535
787,000	W	5.500%, due 10/15/18	785,155
380,000	W	5.500%, due 11/13/33	371,984
15,000	C	5.550%, due 03/29/10	15,039

			1,446,071

		Total U.S. Government Agency Obligations (Cost $3,466,680)	3,481,667

U.S. TREASURY OBLIGATIONS: 46.2%
U.S. Treasury Bonds: 6.9%
119,000		4.750%, due 08/15/17	120,636
609,000	S	4.750%, due 02/15/37	600,769

			721,405

U.S. Treasury Notes: 35.5%
1,018,000	S	4.000%, due 08/31/09	1,019,031
2,688,000	S	4.125%, due 08/31/12	2,648,035
43,000	S	4.500%, due 05/15/10	43,554

			3,710,620

Treasury Inflation Indexed Protected Securities: 3.8%
51,423		2.375%, due 04/15/11	51,772
50,612		2.375%, due 01/15/17	50,992
205,539	S	2.375%, due 01/15/25	207,418
87,638		3.875%, due 01/15/09	89,460

			399,642

		Total U.S. Treasury Obligations (Cost $4,800,309)	4,831,667

See Accompanying Notes to Financial Statements

ING SPORTS CORE PLUS FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Principal Amount			Value
ASSET-BACKED SECURITIES: 1.8%
Home Equity Asset-Backed Securities: 1.8%
$ 184,000	C, S	GMAC Mortgage Corp. Loan Trust, 6.249%, due 12/25/37	$184,289

		Total Asset-Backed Securities (Cost $183,991)	184,289

COLLATERALIZED MORTGAGE OBLIGATIONS: 19.2%
Collateralized Mortgage Obligations: 19.2%
89,649	C, S	American Home Mortgage Assets, 5.903%, due 11/25/46	87,898
100,000	C, S	Banc of America Commercial Mortgage, Inc., 4.429%, due 11/10/39	97,557
150,000	C, S	Bank of America-First Union NB Commercial Mortgage, 5.464%, due 04/11/37	152,054
100,000	C, S	Commercial Mortgage Pass-Through Certificates, 4.221%, due 03/10/39	98,003
224,109	C, S	GMAC Mortgage Corp. Loan Trust, 5.460%, due 11/19/35	219,824
100,000	C, S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.865%, due 03/15/46	98,451
50,000	C, S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.298%, due 05/15/47	50,009
249,810	C, S	JPMorgan Mortgage Trust, 5.405%, due 11/25/35	248,406
100,000	C, S	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	100,251
25,000	C, S	Morgan Stanley Capital I, 5.007%, due 01/14/42	24,805
16,000		PRLM FLT 09/28/37, 7.000%, due 09/28/37	15,965
198,292	C, S	Thornburg Mortgage Securities Trust, 5.351%, due 06/25/47	193,077
99,794	C, S	Thornburg Mortgage Securities Trust, 6.881%, due 06/25/47	96,880
181,961	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.753%, due 05/25/47	178,293
24,090	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.793%, due 07/25/47	23,028
226,213	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.973%, due 06/25/46	223,032
98,956	C, S	Wells Fargo Mortgage-Backed Securities Trust, 5.000%, due 03/25/21	95,561

		Total Collateralized Mortgage Obligations (Cost $2,001,884)	2,003,094

Principal/Share Amount			Value
OTHER BONDS: 0.1%
Foreign Government Bonds: 0.1%
10,000	@@	Mexico Government International Bond, 6.750%, due 09/27/34	$10,900

		Total Other Bonds (Cost $10,825)	10,900

PREFERRED STOCK: 0.2%
Sovereign: 0.2%
1,000	P	Fannie Mae	25,000

		Total Preferred Stock (Cost $25,000)	25,000

# of Contracts			Value
PURCHASED OPTIONS: 0.1%
Purchased Options: 0.1%
	3	Call Option CME
		90-Day Eurodollar Future 03/08
		Strike @ $95.00- Exp 03/17/08	4,144
	2	Call Option CME
		90-Day Eurodollar Future 06/08
		Strike @ $95.00- Exp 06/16/08	3,538
	7	Call Option CME
		90-Day Eurodollar Future 12/07
		Strike @ $95.00- Exp 12/17/07	4,681
	7	Call Option CME
		90-Day Eurodollar Future 12/07
		Strike @ $95.50- Exp 12/17/07	1,181

		Total Purchased Options (Cost $8,160)	13,544

Total Investments in Securities (Cost $10,992,809)*	105.7%	$11,048,725
Other Assets and Liabilities - Net	(5.7)	(596,985)

Net Assets	100.0%	$10,451,740

@@	Foreign Issuer
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise footnoted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
P	Preferred Stock may be called prior to convertible date.
W	When-issued or delayed delivery security
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities, forward currency exchange contracts and futures contracts.
*	Cost for federal income tax purposes is $10,995,747.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$71,937
Gross Unrealized Depreciation	(18,959)

Net Unrealized Appreciation	$52,978

See Accompanying Notes to Financial Statements

ING SPORTS CORE PLUS FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2007 (UNAUDITED) (CONTINUED)

At September 30, 2007 the following forward currency contracts were outstanding for the ING SPorts Core Plus Fixed Income Fund:

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Depreciation
			USD
British Pound Sterling
GBP 25,828	Sell	10/11/07	52,120	52,832	$(712)
British Pound Sterling
GBP 25,874	Sell	10/11/07	51,880	52,926	(1,046)

					$(1,758)

ING SPorts Core Plus Fixed Income Fund Open Futures Contracts on September 30, 2007:

Contract Description	Number of Contracts	Notional Market Value ($)	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
90-Day Eurodollar	3	716,100	03/17/08	$(96)
90-Day Eurodollar	3	717,675	09/15/08	484
90-Day Sterling	5	1,206,241	03/19/08	3,666
Euro-Schatz	5	736,928	12/06/07	607
U.S. Treasury 2-Year Note	6	1,242,281	12/31/07	1,857
U.S. Treasury 5-Year Note	5	535,156	12/31/07	253

				$6,771

Short Contracts
90-Day Eurodollar	3	(717,113)	03/16/09	$(1,369)
90-Day Eurodollar	3	(715,463)	09/14/09	(754)
U.S. Treasury Long Bond	1	(111,344)	12/19/07	271

				$(1,852)

ING SPorts Core Plus Fixed Income Fund Written Options Open on September 30, 2007:

Description/Name of Issuer		Exercise Price	Expiration Date	# of Contracts	Premium Received	Value
Call Option CME
90-Day Eurodollar Future 12/07	USD	95.250	12/17/07	14	$2,765	$(4,988)

					$2,765	$(4,988)

See Accompanying Notes to Financial Statements

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF THE NEW INVESTMENT ADVISORY CONTRACT FOR ING SEPARATE PORTFOLIOS TRUST

ING Separate Portfolios Trust (“ING SPorts”) was organized in 2007 as a statutory trust under the laws of the State of Delaware. ING SPorts has two series, ING SPorts Core Fixed Income Fund and ING SPorts Fixed Income Fund (together, the “Funds”).

Section 15 of the Investment Company Act of the 1940 Act mandates that, when ING SPorts enters into an advisory arrangement on behalf of the Funds, its Board, including a majority of the Trustees who have no direct or indirect interest in the advisory agreement governing that arrangement, and who are not “interested persons” of ING SPorts, as such term is defined under the 1940 Act (the “Independent Trustees”), must approve that advisory agreement. At a meeting held on May 10, 2007, the Board considered and approved an advisory contract (“Advisory Contract”) between ING IM, the Funds’ adviser, and ING SPorts, for an initial term that ends on November 30, 2008. ING IM provides advisory services to the Funds under the terms and conditions of the Advisory Contract.

In approving the Advisory Contract, the Board took into account information furnished throughout the year at regular Board meetings with respect to ING IM, as well as information prepared specifically in connection with the Board’s deliberations with respect to the approval of the Funds’ Advisory Contract. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant.

Provided below is a discussion of certain factors the Board considered at the May 10, 2007 meeting in considering the new advisory arrangement for the Funds. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to approve the Advisory Contract for the initial term ending November 30, 2008. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Funds’ advisory arrangements.

Overview of the Contract Approval Process

In 2003, the Independent Trustees determined to undertake steps to further enhance the process under which the Board determines whether to approve new advisory arrangements for funds in the ING Funds complex (the “ING Funds”). Among these measures, the Board: retained the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by ING IM’s affiliates who administer the Funds (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory relationships; established the format in which the information requested by the Board is provided to the Board; and determined the process for reviewing such information in connection with the Advisory Contract approval process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with its review and approval of new advisory relationships.

Since the foregoing approval process was implemented, the Board regularly has reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed-Income Funds Investment Review Committee (the “I/B/F IRC”). The type and format of the information provided to the Board or its counsel to inform its approval process has been codified in the ING Funds’ “15(c) Methodology Guide” (the “Methodology Guide”). The Methodology Guide was developed under the direction of the Independent Trustees, and sets out a written blueprint under which the Independent Trustees request certain information necessary to facilitate a thorough and informed review in connection with the Trustees’ deliberations regarding advisory relationships for the funds in the ING Funds complex. Management provides to the Independent Trustees information specific to the ING Funds based on the Methodology Guide through “Fund Analysis and Comparison Tables” or “FACT” sheets prior to the Independent Trustees’ review of new advisory contracts. In 2005, the Independent Trustees retained an independent firm to verify and test the accuracy of certain

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

of this information for a representative sample of ING Funds. The Independent Trustees have determined to conduct such testing periodically.

As part of a regular on-going process, the Board’s Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the approval process. The I/B/F IRC also meets with ING IM from time to time in the context of its provision of investment management services to other ING Funds. The Board employed its process when considering whether to approve the Funds’ Advisory Contract. A number of the Board’s primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Funds’ Advisory Contract for the initial term ending November 30, 2008, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services to be provided to the Funds by ING IM. This included information regarding ING IM provided throughout the year at regular Board meetings in the context of its services to other funds in the ING Funds complex, as well as information furnished with respect to the Funds at the May 10, 2007 Board meeting.

The materials requested by and provided to the Board and/or to K&L Gates prior to the May 10, 2007 Board meeting included the following items: (1) FACT sheets for the Funds that provide information about the Funds’ proposed expenses, compared to other, similarly managed funds in a selected peer group (“Selected Peer Group”), as well as information about each Fund’s proposed investment portfolio, objective and strategies; (2) responses from ING IM to a detailed series of questions posed by K&L Gates; (3) a copy of the form of proposed Advisory Contract; (4) drafts of a narrative summary addressing key factors the Board considered in determining whether to approve the Funds’ proposed Advisory Contract; and (5) other information relevant to the Board’s evaluations.

The Board reviewed the level of staffing, quality and experience of each Fund’s proposed portfolio management team. The Board took into account ING IM’s resources and reputation, and evaluated the ability of ING IM to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources to be committed to the Funds by ING IM, and whether those resources are commensurate with the needs of the Funds and are appropriate to attempt to sustain expected levels of performance, compliance, and other needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services to be provided by ING IM would be appropriate in light of each Fund’s anticipated operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services to be provided by ING IM would be appropriate.

Economies of Scale

In considering the reasonableness of each Fund’s proposed advisory fee rate, the Board considered whether economies of scale will be realized by ING IM as the a Fund grows larger and the extent to which this is reflected in the level of management fee rate charged. In this regard, the Board noted that the Funds, which would be utilized as investment vehicles by separately managed funds (“SMAs”), would charge no advisory fee, but that participants in SMAs eligible to invest in the Funds pay fees to the relevant program sponsor.

Fee Rates and Profitability

The Board noted Management’s representations that the Funds are pooled vehicles designed for investment by SMAs, and, as such, the Funds would waive all fees, leaving a net expense ratio of zero. The Board considered the Funds’ fee structure as it relates to the services to be provided under Advisory Contract and the potential “fall-out” benefits to ING IM and its affiliates from its association with the Funds. The Board also considered information on estimated revenues, costs and profits for ING IM for the first two years of the Funds’ operations.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding ING IM’s projected profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment.

Based on the information on revenues, costs, and ING IM’s profitability considered by the Board, after considering the factors described in this section, the Board concluded that the profits, if any, to be realized by ING IM were not excessive.

Other Factors Considered

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its May 10, 2007 meeting in relation to approving the Advisory Contract for the initial term ending November 30, 2008. These specific factors are in addition to those considerations discussed above. Each Fund’s proposed management fee rate and estimated expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

In determining whether to approve the Advisory Contract for the Funds, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Contract, and the proposed policies and procedures for the Funds, should be approved. The materials provided to the Board in support of the advisory arrangements included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of the Funds that discusses, among other things, (a) the SMA business model, and (b) ING IM’s experience and expertise in the management of investment mandates similar to that in which the Funds would be managed, including the performance of ING Core Fixed Income Composite and the ING Core Plus Institutional Composite (the “Composites”); (2) information about each Fund’s proposed investment objectives and strategies and anticipated portfolio characteristics; (3) supporting documentation; and (4) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by ING IM in connection with its management of other ING Funds.

At the May 2007 meeting, the Board considered that the Funds would be subject to policies and procedures that were the same as those adopted for other funds in the ING Funds complex that were previously approved by the Board in accordance with Rule 38a-1 under the 1940 Act. The Board also noted that, in managing the Funds, ING IM would be subject to procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940 that had been previously approved by the Board in connection with other ING Funds.

The Board’s consideration of whether to approve the Advisory Contract with ING IM on behalf of the Funds took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by ING IM to the Funds under the proposed Advisory Contract; (2) ING IM’s experience in managing other fixed-income mandates, including the Composites; (3) ING IM’s strength and reputation within the industry; (4) the fairness of the compensation under the proposed Advisory Contract in light of the services to be provided to the Funds and taking into account that no fees will be charged at the Fund level; (5) the projected profitability of ING IM; (6) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM, including its management team’s expertise in the management of other ING Funds and the Composites; (7) ING IM’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with its oversight of other funds in the ING Funds complex; and (8) “fall-out benefits” to ING IM and its affiliates that were anticipated to arise from ING IM’s management of the Funds.

After its deliberation, the Board reached the following conclusions: (1) each Fund’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s estimated expense ratio is reasonable in the context of all factors considered by the Board; and (3) ING IM maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of its compliance program and the representations of the Fund’s Chief Compliance Officer in materials provided to the Board in advance of the May

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

meeting. Based on these conclusions and other factors, the Board voted to approve the Advisory Contract for the Funds. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser

ING Investment Management Co.

230 Park Avenue

New York, NY 10169

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.

330 West 9th Street

Kansas City, Missouri 64105

Custodian

The Bank of New York Mellon Corporation

One Wall Street

New York, New York 10286

Legal Counsel

Dechert

1775 I Street, N.W.

Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRSAR-UFISPORTS	(0907-112107)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Separate Portfolios Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 4, 2007

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: December 4, 2007